The information is this Preliminary Prospectus Supplement is not complete and may be changed. This Preliminary Prospectus Supplement and the accompanying Prospectus are part of an effective registration statement filed with the Securities and Exchange Commission. This Preliminary Prospectus Supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 8, 2010

PRELIMINARY PROSPECTUS SUPPLEMENT (To Prospectus dated December 8, 2010)

2,000,000 Shares

Aberdeen Australia Equity Fund, Inc.

Common Stock
$          per Share

Aberdeen Australia Equity Fund, Inc. (the "Fund") is offering for sale 2,000,000 shares of its common stock ("Common Shares"). The Fund is a non-diversified, closed-end management investment company. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund's secondary investment objective is current income. There can be no assurance that the Fund will achieve its investment objectives.

The Fund's currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on NYSE Amex ("Amex") under the symbol "IAF." The last reported sale price for the Fund's Common Shares on December 7, 2010 was $12.95 per share. The net asset value of the Fund's Common Shares at the close of business on December 7, 2010 was $11.71 per share.

You should review the information set forth under "Risks and Special Considerations" on page 17 of the accompanying Prospectus before investing in the Fund's Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total (1)
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to the Fund(2)	$	$

(1)  The Fund has granted the underwriters an option to purchase up to an additional          Common Shares, within 45 days after the date of this Prospectus Supplement, at the public offering price, less the sales load, solely to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price would be $          , the total sales load would be $         and the total proceeds, before expenses, to the Fund would be $          .

(2)  The aggregate expenses of the offering (excluding sales load) are estimated to be $263,300, which represents approximately $          per share.

The underwriters expect to deliver the Common Shares on or about December    , 2010.

Citi                  Morgan Stanley

The date of this Prospectus Supplement is December    , 2010.

You should rely only on the information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about the Fund that a prospective investor should carefully consider before deciding whether to invest in the Fund's Common Shares. This Prospectus Supplement, which describes the specific terms of this offering, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. The accompanying Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying Prospectus or Prospectus Supplement, the statement in the incorporated document having a later date modifies or supersedes the earlier statement. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the Common Shares. The Fund's business, financial condition, results of operations and prospects may have changed since those dates.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

PROSPECTUS SUMMARY	3

SUMMARY OF FUND EXPENSES	10

FINANCIAL HIGHLIGHTS	11

USE OF PROCEEDS	12

THE FUND	13

DESCRIPTION OF SHARES	13

INVESTMENT OBJECTIVES	14

INVESTMENT POLICIES	14

INVESTMENT RESTRICTIONS	17

RISKS AND SPECIAL CONSIDERATIONS	17

MANAGEMENT OF THE FUND	23

EXPENSES	28

DIVIDENDS AND DISTRIBUTIONS	28

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN	29

TAXATION	29

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE CHARTER AND BYLAWS	31

PLAN OF DISTRIBUTION	32

LEGAL PROCEEDINGS	34

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	35

APPENDIX A	A-1

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated December 8, 2010 ("SAI"), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a free copy of the SAI or request other information about the Fund (including the Fund's annual and semi-annual reports to shareholders) or make shareholder inquiries by calling 1-866-839-5205, emailing InvestorRelations@aberdeen-asset.com or by writing to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103. The Fund's SAI, as well as the annual and semi-annual reports to shareholders, are also available at the Fund's website at www.aberdeeniaf.com. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund's shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks and Special Considerations" section of the accompanying Prospectus. All forward-looking statements contained in or incorporated by reference into this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statements. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded form the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended.

PROSPECTUS SUPPLEMENT SUMMARY

The following information is only a summary. You should consider the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated December 8, 2010, and the SAI, dated December 8, 2010, especially the information under "Risks and Special Considerations" on page 17 of the accompanying Prospectus.

The Fund
  The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation.

The Fund's principal investment objective is long-term capital appreciation. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, Australian companies means companies that are tied economically to Australia. The Fund may invest up to 10% of its total assets in unlisted equity securities. It may also invest in debt securities issued by Australian companies, Australian Federal and State governments and the U.S. government. Such debt securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Investment Manager (as defined), and will typically have a maturity of 10 years or less. The Fund's investments in any one industry or group of industries are generally limited to 25% of its total assets, except that it may invest between 25% and 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index. The Fund has authority to engage in options transactions, to enter into repurchase agreements, and to lend its portfolio securities. See "Investment Policies" in the accompanying Prospectus.

The Fund's Common Shares are listed for trading on the Amex under the symbol "IAF." As of December 7, 2010, the net assets of the Fund were $225,667,602 and the Fund had outstanding 19,277,602 Common Shares. The last reported sale price of the Fund's Common Shares, as reported on the Amex on December 7, 2010 was $12.95 per share. The net asset value of the Fund's Common Shares at the close of business on December 7, 2010 was $11.71 per share.

Investment Manager and Investment Adviser
   The Fund's investment manager is Aberdeen Asset Management Asia Limited ("Investment Manager"), a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients. The Investment Manager, in accordance with the Fund's stated investment objectives, policies and limitations and subject to the supervision of the Fund's Board of Directors, manages the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund's portfolio transactions.

The Fund's investment adviser is Aberdeen Asset Management Limited ("Investment Adviser"), an Australian corporation affiliated with the Investment Manager. The Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser's principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities. The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Adviser is a wholly-owned subsidiary of the Investment Manager. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a Scots company, that is the parent company of an asset management group managing approximately $261.18 billion of assets as of August 31, 2010 for both institutions and private individuals from offices around the world. See "Management of the Fund—The Investment Manager and the Investment Adviser" in the accompanying Prospectus.

The Offering

Common Shares Being Offered: 2,000,000 shares

Common Shares To Be Outstanding After Offering: 21,277,602 shares

  The number of Common Shares offered and outstanding after the offering assumes the underwriters' over-allotment option is not exercised. If the over-allotment option is exercised in full, the Fund will issue an additional                Common Shares and will have               Common Shares outstanding after the offering.

The Fund's Common Shares have recently traded at a premium to net asset value ("NAV") per share and the price of the Common Shares being offered is expected to be above net asset value per share. Shares of closed-end investment companies, such as the Fund, frequently trade at a price below their NAV. The Fund cannot predict whether its Common Shares will trade at a premium or a discount to NAV.

Use of Proceeds
   The Fund intends to invest the net proceeds of the offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

Risks and Special Considerations
   See "Risks and Special Considerations" beginning on page 17 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund's Common Shares.

DISTRIBUTIONS

The Board of Directors of the Fund has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's four quarter-end net asset values. The current rolling distribution rate is 10%. This policy is subject to regular review by the Fund's Board of Directors. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Persons who purchase Common Shares in this offering will be entitled to any regular quarterly distributions the record date for which occurs after the Common Shares are purchased. On December 8, 2010, the Board of Directors of the Fund declared a quarterly distribution of 28 cents per Common Share, payable on January 14, 2011 to all shareholders of record as of December 30, 2010.

The amounts of the last four distributions paid by the Fund are as set out below:

Payment Date	Distribution per Common Share
October 15, 2010	$0.27
July 16, 2010	$0.27
April 16, 2010	$0.25
January 15, 2010	$0.22

See "Dividends and Distributions" in the accompanying Prospectus.

PORTFOLIO INVESTMENTS

As of October 31, 2010, the Fund's top ten equity holdings (based on total assets) by issuer were:

Issuer	Percent of Total Assets
BHP Billiton limited	13.3%
QBE Insurance Group limited	7.5%
Rio Tinto Limited	7.2%
Commonwealth Bank of Australia Limited	6.5%
Woolworths Limited	5.8%
Westpac Banking Corporation Limited	5.6%
Australia & New Zealand Banking Group Limited	5.4%
Westfield Group	4.6%
AGL Energy Limited	4.5%
Woodside Petroleum Limited	4.2%
Total	64.6%

Holdings are subject to change and are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities shown.

As of October 31, 2010, the Fund held 96.3% of its net assets in equities, 0.4% in a short-term investment and 3.3% in other types of assets.

SUMMARY OF FUND EXPENSES

The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in Common Shares of the Fund. Some of the percentages indicated in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (underwriting discounts and commissions) (as a percentage of offering price)	4.0%
Offering Expenses Borne by the Fund (as a percentage of offering price)%
Dividend Reinvestment and Cash Purchase Plan Fees(1)	—
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund's Common Shares)
Management Fee	0.84%
Other Expenses(2)(3)	0.55%
Total Annual Operating Expenses	1.39%

(1)  If you participate in the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., you will be subject to any fees imposed by Computershare Trust Company, N.A.

(2)  "Other Expenses" have been estimated for the current fiscal year.

(3)  Includes an administration fee of 0.08% of average net assets attributable to the Fund's Common Shares.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) Total Annual Operating Expenses of 1.39%, (2) a Sales Load of          and estimated offering expenses of          and (3) a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$	$	$	$

The "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares.

The example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater than or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Fund estimates the net proceeds from this offering will be approximately $              (or $              if the underwriters exercise their over-allotment option to purchase additional Common Shares in full), after deducting the sales load and estimated offering expenses payable by the Fund.

The Fund intends to invest the net proceeds of the offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of the offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of October 31, 2010 (i) on an actual basis and (ii) and as adjusted to reflect the effects of the sale of 2,000,000 Common Shares in this offering at an estimated offering price of $12.95 per share. The adjusted information is illustrative only; the Fund's capitalization following the completion of this offering is subject to adjustment based on the actual public offering price of the Common Shares and the actual number of Common Shares to be sold in this offering, both of which will be determined at pricing.

	As of October 31, 2010 (unaudited)
	Actual	As Adjusted
Composition of Net Assets:
Common stock, par value $.01 per share, 30,000,000 shares authorized (19,277,602 shares issued and outstanding as of October 31, 2010, 2,000,000 shares issued and outstanding as adjusted)(1)(2)	$192,776	$451,776
Paid-in capital in excess of par(2)	139,094,206	163,435,906
Distributions in excess of net investment income	(13,517,041)	(13,517,041)
Accumulated net realized gain on investment transactions	6,079,827	6,079,827
Accumulated net realized foreign exchange gains	14,672,714	14,672,714
Net unrealized appreciation on investments	76,658,595	76,658,595
Net unrealized foreign exchange loss	(8,280)	(8,280)
Net Assets	$223,172,797	$247,773,497

(1)  The Fund does not hold any of these outstanding shares for its account.

(2)  As adjusted, additional paid-in capital reflects the issuance of Common Shares offered hereby ($25,900,000), less $0.01 par value per Common Share ($259,000), less the estimated offering expenses borne by the Fund ($1,299,300) related to the issuance of shares.

UNDERWRITING

Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated are acting as representatives of the underwriters (the "Underwriters") named below. Subject to the terms and conditions stated in the underwriting agreement, dated the date of this Prospectus Supplement, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter's name.

Name of Underwriter	Number of Common Shares
Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus Supplement and some of the Common Shares to dealers at the public offering price less a concession not to exceed $         per Common Share. The sales load the Fund will pay of $        per Common Share is equal to 4.0% of the public offering price. The Underwriters may allow, and the dealers may reallow, a concession not to exceed $         per Common Share on sales to other dealers. If all of the Common Shares are not sold at the public offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before                 , 2010. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus Supplement, to purchase up to an additional                Common Shares at the public offering price per Common Share, less the sales load. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

The Fund's currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the Amex under the trading or "ticker" symbol "IAF."

The Fund, the Investment Manager and the Investment Adviser have agreed that the Fund will not, without the prior written consent of Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, any other Common Shares or any securities convertible into, or exercisable, or exchangeable for, Common Shares; or publicly announce an intention to effect any such transaction for a period of 150 days after the date of the underwriting agreement. In the event that either: (a) during the last 17 days of the 150-day period referred to above, the Fund issues an earnings release or material news or material event relating to the Fund; or (b) prior to the expiration of such 150-day period, the Fund announces that it will release earning results during the 16-day period beginning on the last day of such 150-day period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the occurrence of the material news or material event, as applicable.

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares.

Paid by the Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

In connection with the offering, one or more of the Underwriters may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of shares made in an amount up to the number of Common Shares represented by the underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters may also impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the representatives repurchase Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of the Common Shares. They may also cause the price of the Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the Amex or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus Supplement and accompanying Prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this Prospectus Supplement and the accompanying Prospectus in electronic format, the information on any such Underwriter's website is not part of this Prospectus Supplement or the accompanying Prospectus. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain underwriters have performed investment banking and advisory services for the Investment Manager and the Investment Adviser and their affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager and the Investment Adviser and their affiliates in the ordinary course of business.

The Fund, the Investment Manager and the Investment Adviser each have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Total underwriting compensation determined in accordance with Financial Industry Regulatory Authority ("FINRA") rules is summarized as follows. The sales load the Fund will pay of $          per share is equal to 4.0% of gross proceeds.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, NY 10013. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of Common Shares, or the possession, circulation or distribution of this Prospectus Supplement and the accompanying Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required. Accordingly, Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus Supplement and the accompanying Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

Director Ownership of Underwriter Securities

As of the date of this Prospectus Supplement, Brian Sherman, a director of the Fund, beneficially owns approximately $7 million of debt securities issued by Citigroup Global Markets Inc. or an entity directly or indirectly controlling, controlled by, or under common control with, Citigroup Global Markets Inc. and approximately $7 million of debt securities issued by Morgan Stanley & Co. Incorporated or an entity directly or indirectly controlling, controlled by, or under common control with, Morgan Stanley & Co. Incorporated. These holdings represent a de minimis amount of the total outstanding debt of the respective parent companies of such Underwriters. As a result of such beneficial ownership, Mr. Sherman will be treated as an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund, during and until the completion of this offering.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the Common Shares. Certain legal matters in connection with this offering will be passed upon for the underwriters by Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017. Willkie Farr & Gallagher LLP and Simpson Thacher & Bartlett LLP will rely as to matters of Maryland law on the opinion of Venable LLP, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201-2978.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the Investment Company Act of 1940, as amended. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

BASE PROSPECTUS

$130,000,000

ABERDEEN AUSTRALIA EQUITY FUND, INC.

Shares of Common Stock

Aberdeen Australia Equity Fund, Inc. ("Fund," "we," "us" or "our") is a non-diversified, closed-end management investment company. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. The Fund's secondary investment objective is current income.

We may offer, from time to time, in one or more offerings, including through rights offerings, our shares of common stock, par value $.01 per share ("Shares"). Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a "Prospectus Supplement"). You should read this Prospectus and the applicable Prospectus Supplement carefully before your invest in our Shares.

Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the NYSE Amex ("Amex") under the symbol "IAF." The last reported sale price of our Shares, as reported by the Amex on November 10, 2010, was $13.20 per Share. The net asset value of our Shares at the close of business on November 10, 2010, was $11.93 per Share.

Investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations. The Fund also has authority (which it has not exercised) to borrow to finance investments and to issue preferred stock. Both practices entail risks. For a discussion of these and other risks, see "Risks and Special Considerations."

Shares of closed-end investment companies frequently trade at a discount to their net asset value. If the Fund's Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering. See "Risks and Special Considerations-Net Asset Value Discount."

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information ("SAI"), dated December 8, 2010, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. The Table of Contents for the SAI is on page 35 of the Prospectus. You may call 1-866-839-5205, email InvestorRelations@aberdeen-asset.com or write to the Fund at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103 to obtain, free of charge, copies of the SAI and the Fund's annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries. The Fund's SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund's website at www.aberdeeniaf.com. The SEC maintains a website at http://www.sec.gov that contains the SAI, material incorporated by reference into the Fund's registration statement and other information about the Fund.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated December 8, 2010

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund's business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under "Risks and Special Considerations" on page 17 of the Prospectus.

The Fund    The Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. See "The Fund."

The Fund's Shares are listed for trading on the Amex under the symbol "IAF." As of November 10, 2010, the net assets of the Fund were $229,919,324 and the Fund had outstanding 19,277,602 Shares. The last reported sale price of the Fund's Shares, as reported by the Amex on November 10, 2010 was $13.20 per Share. The net asset value of the Fund's Shares at the close of business on November 10, 2010 was $11.93 per Share. See "Description of Shares."

The Offering    We may offer, from time to time, in one or more offerings, including through rights offerings, up to $130,000,000 of our Shares on terms to be determined at the time of the offering. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds    We intend to use the net proceeds from the sale of our Shares primarily to invest in accordance with our investment objectives and policies. Proceeds will be invested within approximately 60 days of receipt by the Fund. See "Use of Proceeds."

Investment Objectives    The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited ("ASX"). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund's investment objectives may not be changed without the approval of a majority of the Fund's outstanding voting securities. See "Investment Objectives."

Investment Policies    The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities,

consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the ASX. For these purposes, Australian companies means companies that are tied economically to Australia. The Fund may invest up to 10% of its total assets in unlisted equity securities. It may also invest in debt securities issued by Australian companies, Australian Federal and State governments and the U.S. government. Such debt securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Investment Manager, and will typically have a maturity of 10 years or less. The Fund's investments in any one industry or group of industries are generally limited to 25% of its total assets, except that it may invest between 25% and 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index. The Fund has authority to engage in options transactions, to enter into repurchase agreements, and to lend its portfolio securities. See "Investment Policies."

Investment Restrictions    The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund's outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending, concentration, diversification and other matters. See "Investment Restrictions."

Risks (See generally "Risks and Special Considerations" for more information on these and other risks)    The value of the Fund's assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

•  Currency Exchange Rate Fluctuations. The Fund invests substantially in instruments denominated in foreign currencies—primarily the Australian dollar, but also the New Zealand dollar. Fluctuations in the value of these non-U.S. currencies relative to the U.S. dollar can adversely affect the U.S. dollar value of the Fund's assets. A decline in the value of such a foreign currency can require the Fund to liquidate portfolio securities to pay distributions previously calculated in U.S. dollars and can increase the relevant foreign currency cost of expenses incurred in U.S. dollars. Currency exchange losses can reduce or eliminate the Fund's ability to make ordinary income distributions.

•  Foreign Securities. In addition to foreign currency risks, investments in non-U.S. securities involve risk of loss in the event of tax increases or adverse political, economic or diplomatic developments in Australia and New Zealand. The Australian securities market for both listed and unlisted securities may be more volatile and is less liquid than the major U.S. markets, and investing in non-U.S. securities may involve greater costs plus more uncertainty regarding legal protections. Regulatory oversight of markets and custody facilities may differ from that in the U.S.

•  Australian Securities Risk. Because the Fund's investments are primarily in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

•  Concentration. The Fund may invest up to 35% of its total assets in securities of an industry group that, at the time of investment, represents 20% or more of the S&P/ASX 200 Accumulation Index. An industry sector can include more than one industry group. As of October 31, 2010, 30% of the Fund's total assets were invested in the financials sector of the Standard & Poor's Global Industry Classification Sectors. While the Fund did not concentrate its investments in the materials sector, as of October 31, 2010, 23.6% of the Fund's total assets were invested in the materials sector. Such a concentration or significant amount of investments in a single industry sector makes the Fund particularly vulnerable to adverse economic, political or other developments affecting that sector. Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress. Significant exposure to the materials sector may also make the Fund vulnerable to risks that the issuers in such sector will underperform the market as a whole due to legislative or regulatory changes and/or increased competition affecting that sector.

•  Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

•  Distribution Rate. There can be no assurance that the Board will maintain the Fund's distribution rate at a particular level, or that the Board will continue a managed distribution policy. Additionally, distributions may include return of capital as well as net investment income and capital gains. If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions. See "Dividends and Distributions."

•  Non-Diversified Fund. As a "non-diversified" investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is "diversified," exposing the Fund to greater risk.

•  Share Repurchases. When the Fund repurchases its shares pursuant to the Fund's share repurchase program, the resulting decrease in shares outstanding may increase the Fund's expense ratio; any borrowing to finance repurchases would reduce net income; and any sales of portfolio securities to finance repurchases may not be at a preferred time from a portfolio management perspective and would increase portfolio turnover and related expenses.

•  Anti-Takeover Provisions. The Fund's charter and bylaws contain several provisions that may be regarded as "anti-takeover" because they have the effect of maintaining continuity of management. Also, Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. See "Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws."

•  Leverage. The Fund has authority to issue preferred stock and to borrow to finance investments. Each of these is a form of "leverage" that entails particular risks for holders of the Fund's common stock. The issuance of preferred stock would affect the amount of income available for distribution on the Fund's common stock as well as the net asset value of the common stock and the voting rights of holders of common stock. Leverage would exaggerate the effects of both currency fluctuations and of market downturns or upturns on the net asset value and market value of the Fund's common stock, as well as on distributions to holders of common stock. Leverage can also increase the volatility of the Fund's net asset value, and expenses related to leverage can reduce the Fund's income. In the case of leverage, if Fund assets decline in value so that legal asset coverage requirements for any preferred stock or borrowings would not be met, the Fund may be prevented from paying distributions, which could jeopardize its qualification for pass-through tax treatment, make it liable for excise taxes and/ or force it to sell portfolio securities at an inopportune time. Holders of preferred stock have the right to elect two directors, and such holders, as well as Fund creditors, have the right under certain circumstances to elect a majority of the Fund's directors.

•  Unlisted Securities. The Fund may invest up to 10% of its total assets in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price. Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

•  Securities Lending. With respect to loans of its portfolio securities, the Fund is exposed to risks of loss in the event of default or bankruptcy of the borrower, and in the event that the return on the loan, or on invested collateral, will be less than the related costs.

•  Options. Options strategies may not be successful if the Investment Adviser's expectations about market trends are not fulfilled. These strategies can also increase portfolio turnover and involve costs to the Fund.

•  Repurchase Agreements. These transactions involve risks in the event of counterparty default or insolvency.

Investment Manager and Investment Adviser    The Fund's investment manager is Aberdeen Asset Management Asia Limited ("Investment Manager"), a Singapore corporation located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients. The Investment Manager, in accordance with the Fund's stated investment objectives, policies and limitations and subject to the supervision of the Fund's Board of Directors, manages the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund's portfolio transactions.

The Fund's investment adviser is Aberdeen Asset Management Limited ("Investment Adviser"), an Australian corporation affiliated with the Investment Manager. The Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser's principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities. The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Adviser is a wholly-owned subsidiary of the Investment Manager. The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scots company, that is the parent company of an asset management group (the "Aberdeen Group") managing approximately $261.18 billion of assets as of August 31, 2010 for both institutions and private individuals from offices around the world. See "Management of the Fund—The Investment Manager and the Investment Adviser."

The Fund pays a fee to the Investment Manager computed at the annual rate of 1.10% of the Fund's average weekly Managed Assets (defined as net assets plus the amount of any borrowings for investment purposes) up to $50 million, 0.90% of such assets between $50 million and $100 million, and 0.70% of such assets in excess of $100 million, computed as of the end of each week and payable at the end of each calendar month.

The Investment Manager pays the fees of the Investment Adviser. These fees are computed at the annual rate of 0.30% of the Fund's average weekly Managed Assets up to $50 million, 0.25% of such assets between $50 million and $100 million, and 0.15% of such assets in excess of $100 million, computed as of the end of each week and payable at the end of each calendar month.

Portfolio Managers    The following persons have day-to-day management of the Fund's portfolio—Hugh Young, Managing Director of the Investment Manager; Augustine Mark Daniels, a Director of the Investment Adviser; and Michelle Lopez, Robert Penaloza and Natalie Tam. See "Management of the Fund—Portfolio Management."

Administrator    Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, acts as the Fund's administrator ("Administrator"). The Administrator is a subsidiary of Aberdeen PLC and an affiliate of the Investment Manager and Investment Adviser. The Fund pays a fee to the Administrator at an annual rate equal to 0.08% of the Fund's average weekly Managed Assets between $0 and $500 million, 0.07% of such assets between $500 million and $1.5 billion, and 0.06% of such assets in excess of $1.5 billion. The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company. See "Management of the Fund—Administrator."

Custodian and Transfer Agent    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund's custodian. Computershare Trust Company, N.A. and Computershare Inc., 250 Royall Street Canton, Massachusetts 02021, act as the Fund's stock transfer agent and dividend paying agent, respectively. Computershare Trust Company, N.A. also sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan which is available to shareholders. See "Management of the Fund—Custodian and Transfer Agent."

Dividends and Distributions    The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The current rolling distribution rate is 10%, but this rate may be changed by the Board in response to, among other things, market conditions. A significant portion of the Fund's distributions for the fiscal year ended October 31, 2009 represented a return of capital (rather than income or capital gains). If the Fund's distributions were to continue to consist of a large amount of return of capital, it would result in a deterioration of the Fund's assets. There can be no assurance that the Board will continue a managed distribution policy. See "Dividends and Distributions."

Dividend Reinvestment and Direct Stock Purchase Plan    Computershare Trust Company, N.A. sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the "Plan") which is available to shareholders. Additional information about the Plan and a brochure that includes the terms and conditions of the Plan may be obtained at www.computershare.com/buyaberdeen or by calling Computershare Trust Company, N.A. at 1-800-647-0584. For both purchases and reinvestment purposes, shares acquired through the Plan will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

Taxation    Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund's cash return in those countries. The Fund intends to elect, when eligible, to "pass-through" to the Fund's shareholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund. Tax considerations for an investor in the Fund are summarized under "Taxation." See also "Risks and Special Considerations."

Share Repurchase Program    Under the Fund's share repurchase program, the Fund is permitted to repurchase up to 10% of its outstanding shares on the open market during any 12-month period if and when the discount from net asset value is at least 8%. The Fund may borrow to repurchase shares under this program. There have not been any repurchases of shares under this program since 2009. Applicable law may prevent such repurchases during the offering of the Shares described herein. See "Description of Shares-Share Repurchase Program."

SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	—%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	—%
Dividend Reinvestment and Cash Purchase Plan Fees(2)	—
Annual Operating Expenses (As a Percentage of Average Net Assets Attributable to the Fund's Common Stock)
Management Fee(3)	0.84%
Other Expenses(4)(5)	0.55%
Total Annual Operating Expenses	1.39%

(1)  If the Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)  If you participate in the Dividend Reinvestment and Direct Stock Purchase Plan sponsored and administered by Computershare Trust Company, N.A., you will be subject to any fees imposed by Computershare Trust Company, N.A.

(3)  See "Management of the Fund—The Investment Manager and the Investment Adviser" for additional information.

(4)  "Other Expenses" have been estimated for the current fiscal year.

(5)  Includes an administration fee of 0.08% of average net assets attributable to the Fund's common stock. See "Management of the Fund - Administrator" for additional information.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$14	$44	$76	$167

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Management of the Fund" and "Expenses."

The example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater than or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last ten fiscal years and the six-months ended April 30, 2010. Certain information reflects financial results for a single Fund Share. The following information (other than the information for the six-months ended April 30, 2010) has been audited by KPMG LLP, independent registered public accounting firm for the Fund, for the fiscal year ended October 31, 2009, and by another independent registered public accounting firm for the fiscal years prior to the fiscal year ended October 31, 2009, each of whose reports thereon were unqualified. The report of KPMG LLP, together with the financial statements of the Fund, are included in the Fund's October 31, 2009 Annual Report, and are included in the SAI, which is available upon request.

	Six-Months Ended		Year Ended October 31,
	April 30, 2010		2009	2008	2007	2006	2005
Per share operating performance(1):
Net asset value, beginning of year/period	$10.96		$8.37	$18.53	$13.25	$11.75	$10.64
Net investment income	0.15		0.29	0.51	0.39	0.41	.37
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.78		3.34	(8.83)	6.47	2.47	1.79
Total from investment operations	0.93		3.63	(8.32)	6.86	2.88	2.16
Distributions from:
Net investment income	(0.47)		(0.31)	(0.24)	(0.53)	(0.48)	(.51)
Long-term capital gains	—		—	(0.84)	(0.98)	(0.90)	(.54)
Tax return of capital	—		(0.73)	(0.76)	—	—	—
Total distributions	(0.47)		(1.04)	(1.84)	(1.51)	(1.38)	(1.05)
Payment by shareholder of short-swing profit	—		—	—	—	— (3)	—
Capital reduction with respect to issuance of Fund shares	—		—	—	—	—	—
Increase resulting from Fund share repurchase	—		—	—	(0.07)	—	—
Net asset value, end of year/period	$11.42		$10.96	$8.37	$18.53	$13.25	$11.75
Market price per share, end of year/period	$11.88		$11.40	$8.60	$18.25	$14.00	$12.99
Total investment return based on(2):
Market value	8.35%		50.76%	(45.57)%	43.46%	20.09%	38.98%
Net asset value	8.34%		48.92%	(47.83)%	53.91%	25.66%	21.11%
Ratio to average net assets/ supplemental data:
Net assets, end of year/period (000 omitted)	$219,933		$210,866	$160,886	$354,970	$223,588	$197,421
Average net assets (000 omitted)	$221,328		$163,795	$282,702	$283,749	$209,507	$194,946
Net expense	1.33	%(4)	1.73%	1.26%	1.44%	1.45%	1.48%
Expenses without reimbursement expenses	1.33	%(4)	1.73%	1.26%	1.51%	1.55%	1.48%
Net investment income	2.71	%(4)	3.41%	3.46%	2.56%	3.31%	3.21%
Portfolio turnover	4%		16%	22%	30%	16%	28%

(1)  Based on average shares outstanding.

(2)  Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)  Amount is less than $0.005 per share.

(4)  Annualized.

NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

FINANCIAL HIGHLIGHTS (Concluded)

	Year Ended October 31,
	2004	2003	2002	2001	2000
Per share operating performance(1):
Net asset value, beginning of year	$9.38	$6.84	$5.97	$6.86	$8.78
Net investment income	0.28	0.12	0.15	0.12	0.14
Net realized and unrealized gains/(losses) on investments and foreign currencies	1.76	2.58	0.93	(0.33)	(1.25)
Total from investment operations	2.04	2.70	1.08	(0.21)	(1.11)
Distributions from:
Net investment income	(0.30)	(0.10)	(0.15)	—	(0.12)
Long-term capital gains	(0.36)	(0.07)	(0.07)	—	(0.69)
Tax return of capital	(0.12)	—	—	(0.68)	—
Total distributions	(0.78)	(0.17)	(0.22)	(0.68)	(0.81)
Payment by shareholder of short-swing profit	—	—	—	—	—
Capital reduction with respect to issuance of Fund shares	—	—	—	—	—
Increase resulting from Fund share repurchase	—	0.01	0.01	— (3)	—
Net asset value, end of year	$10.64	$9.38	$6.84	$5.97	$6.86
Market price per share, end of year	$10.25	$8.40	$5.73	$5.29	$5.875
Total investment return based on(2):
Market value	32.53%	50.40%	12.55%	1.06%	(17.31)%
Net asset value	23.19%	40.69%	19.04%	(2.32)%	(12.02)%
Ratio to average net assets/supplemental data:
Net assets, end of year (000 omitted)	$178,551	$157,419	$115,490	$102,361	$117,941
Average net assets (000 omitted)	$166,284	$128,662	$114,213	$115,051	$143,801
Net expense	1.75%	2.25%	1.76%	1.80%	1.66%
Expenses without reimbursement expenses	1.75%	2.55%	1.76%	1.80%	1.66%
Net investment income	2.85%	1.66%	2.33%	1.77%	1.66%
Portfolio turnover	23%	32%	56%	50%	120%

(1)  Based on average shares outstanding.

(2)  Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(3)  Less than $0.005 per share.

NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

USE OF PROCEEDS

The Fund intends to invest the net proceeds of offerings in accordance with its investment objectives and policies. It is anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering in accordance with its investment objectives and policies within approximately 60 days after completion of the offering. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund is designed for investors seeking experienced professional management of a portfolio of Australian securities. An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program. An investment in the Fund involves risks that you should consider before purchasing Shares. See "Risks and Special Considerations." The Fund's principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.

DESCRIPTION OF SHARES

The Fund, which was incorporated under the laws of the State of Maryland on September 30, 1985, is authorized to issue 50,000,000 shares. In April 2006, the Board of Directors approved the reclassification of 10,000,000 of the Fund's authorized but unissued shares of preferred stock, $.01 par value per share, as 10,000,000 shares of the Fund's common stock, $.01 par value per share. There are currently authorized 30,000,000 shares of common stock, $.01 par value per share, and 20,000,000 shares of preferred stock, $.01 par value per share. As of the date of this Prospectus, the Fund has not issued any shares of preferred stock and the Board of Directors has no present intention to issue shares of preferred stock. All references to "stock" or "shares" herein refer to common stock, unless otherwise indicated. Each share of common stock has equal voting, dividend, distribution and liquidation rights. The Shares outstanding are, and, when issued, the Shares offered by this Prospectus will be, fully paid and non-assessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights. The number of Shares outstanding as of November 10, 2010 was 19,277,602.

The Fund's outstanding Shares are, and, when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the Amex. The Fund determines its net asset value on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the Amex per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the Amex during the respective quarters.

	NAV per Share on Date of Market Price High and Low(1)		Amex Market Price Per Share(2)		Premium/(Discount) on Date of Market Price High and Low(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume(4)
January 31, 2009	$9.14	$6.17	$9.42	$5.32	3.06%	(13.78)%	3,241,253
April 30, 2009	$8.07	$6.04	$7.57	$5.38	(1.56)%	(12.38)%	4,143,331
July 31, 2009	$9.75	$8.09	$10.66	$7.62	19.51%	(5.81)%	5,220,264
October 31, 2009	$11.90	$9.79	$13.19	$9.97	16.01%	1.84%	4,499,024
January 31, 2010	$12.22	$10.80	$13.25	$10.53	15.22%	(2.50)%	4,231,101
April 30, 2010	$12.21	$10.47	$12.60	$10.20	7.39%	(3.04)%	3,172,456
July 31, 2010	$11.56	$9.15	$11.64	$9.05	0.69%	(2.14)%	5,523,220
October 31, 2010	$11.76	$9.83	$12.76	$9.90	8.50%	0.71%	4,945,773

(1)  Based on the Fund's computations.

(2)  Source: The NYSE Amex Equities.

(3)  Based on the Fund's computations.

(4)  Source: Bloomberg.

On November 10, 2010, the per Share net asset value was $11.93 and the per Share market price was $13.20, representing a 10.65% premium over such net asset value.

The Fund's Shares have traded in the market below, at and above net asset value since the commencement of the Fund's operations. However, it has been the case that the Fund's Shares have traded at a discount from net asset value. The Fund cannot determine the reasons why the Fund's Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

Share Repurchase Program. On March 1, 2001, the Fund's Board of Directors approved a share repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program permits the Fund to repurchase up to 10% of its outstanding shares on the open market during any 12-month period, if and when the discount from net asset value is at least 8%. All purchases must be made in compliance with applicable legal requirements and such requirements may prevent the Fund from making such repurchases during the offering of Shares described in this Prospectus.

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected. Any acquisition of shares by the Fund will decrease the amount of total assets of the Fund and therefore may increase the Fund's expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings will reduce the Fund's net investment income. (The Fund's fundamental investment restrictions permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act, and related rules and regulatory interpretations.) If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover and making it more difficult for the Fund to achieve its investment objective. Since inception of the share repurchase program, the Fund has repurchased 435,500 Shares, for a total consideration of $2,567,294, with a cumulative effect of increasing the Fund's per Share net asset value by 3.11 cents. There have not been any repurchases of shares under this program since 2009.

The following information regarding the Fund's authorized shares is as of October 31, 2009.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount held by Fund
Common Stock	30,000,000	0	19,235,840
Preferred Stock	20,000,000	0	0

INVESTMENT OBJECTIVES

The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the ASX. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. There can be no assurance the Fund will achieve its investment objectives. The Fund's investment objectives and each of the percentage limitations on investments set forth below in "Investment Policies," unless otherwise indicated, are fundamental policies that may not be changed without the approval of a majority of the Fund's outstanding voting securities. Under the 1940 Act, a majority of the Fund's outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. In the event that the Fund issues preferred shares, changes in fundamental policies would also require approval by a majority of the outstanding preferred shares, voting as a separate class.

INVESTMENT POLICIES

The Board of Directors has adopted a policy that, for as long as the name of the Fund remains Aberdeen Australia Equity Fund, Inc., the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of Australian companies listed on the Australian Stock Exchange Limited. For these purposes, "Australian companies" means companies that are tied economically to Australia. The following criteria will be considered in determining if a company is "tied economically" to Australia: whether the company (i) is a constituent of the S&P ASX 200 Accumulation Index ("S&P/ASX 200"); (ii) has its headquarters located in Australia; (iii) pays dividends on its stock in Australian dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; or (viii) is incorporated in Australia. Certain of these criteria can be considered on their own in determining whether a company is "tied economically" to Australia, while others are only considered in combination with other criteria. Most of the Fund's holdings meet several of the above-listed criteria. The Fund uses such criteria for the following reasons: the S&P/ASX 200 is a primary benchmark for equity investment in Australia and constituents of the index represent the majority of market capitalization for listed companies on the Australian Stock Exchange; location in Australia of a company's headquarters, auditors or site of its annual meeting are indicative of where key strategic planning and direction of the company take place; payment of dividends may be an important component of returns in which earnings are distributed to shareholders; payment of taxes generally evidences that assets of the company are resident in, or that income is earned in, Australia; registration of securities for sale in Australia indicates that the company is seeking capital from Australian securities markets; and incorporation in Australia establishes corporate domicile and subjects the company to Australian legal, tax and regulatory requirements. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days' prior written notice to shareholders. However, it is a fundamental policy of the Fund to normally invest at least 65% of its total assets in equity securities, consisting of common stock, preferred stock and convertible preferred stock, listed on the ASX. The Fund's equity investments are generally limited to securities of companies that are listed on the ASX. These investments may include securities of New Zealand issuers that are listed on the ASX. However, up to 10% of the value of the Fund's total assets (at the time of purchase) may be invested in unlisted equity securities.

The Fund may also invest in debt securities, consisting of notes and debentures of Australian companies, bills and bonds of the Federal and State governments of Australia and U.S. Government securities. Such debt securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Investment Manager, and will typically have a maturity of 10 years or less. During periods when, in the Investment Manager's judgment, changes in the Australian market or other economic conditions warrant a defensive economic policy, the Fund may temporarily reduce its position in equity securities and increase its position in debt securities or in money market instruments having a maturity of not more than six months and consisting of Australian bank time deposits; bills and acceptances; Australian Federal Treasury bills; Australian corporate notes; and U.S. Treasury bills. The Fund may also invest in such money market instruments in order to meet dividend and expense obligations.

The Fund invests its assets in a broad spectrum of Australian and New Zealand industries, including metals and minerals, other natural resources, construction, electronics, food, appliances and household goods, transport, tourism, the media and financial institutions. In selecting industries and companies for equity investment, the Investment Manager may, among other factors, consider overall growth prospects, competitive positions in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, management and government regulation.

The Fund's investments in Australian debt securities and Australian money market instruments are limited to obligations of Australian Federal and State governments, governmental agencies and authorities, listed corporate issuers and banks considered to be creditworthy by the Investment Manager.

In 1999, the Fund received a no-action assurance letter from the SEC staff to permit the Fund to concentrate its portfolio investments under certain circumstances. The Fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ASX 200. The no-action letter issued by the SEC staff referred to industry sectors of the Australian All Ordinaries Index, then the Fund's performance benchmark. The Fund's performance benchmark was subsequently changed to the S&P/ASX 200, as reported to shareholders in the Fund's semi-annual report for the period ended April 30, 2000. The S&P/ASX 200 comprises the top 200 companies listed on the ASX by market capitalization, and was introduced by the ASX in April 2000. The S&P/ASX 200 most closely represents the universe of stocks that are held by the Fund. Standard & Poor's subsequently discontinued the use of the ASX classification system for the S&P/ASX 200 and replaced such classification system with the Global Industry Classification Standard ("GICS"). The GICS classification tier of 23 Industry Groupings, which the Fund currently uses for its concentration policy, is the classification most comparable to the 24 ASX sectors formerly used by both the Australian All Ordinaries Index and the S&P/ASX 200.

The Fund does not trade in securities for short-term gain. The Fund's annual portfolio turnover rate for its fiscal year ended October 31, 2009 was 16%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude purchases and sales of debt securities having a maturity at the date of purchase by the Fund of one year or less.

Options Strategies

The Fund may seek to protect the value of certain of the common stocks in its portfolio against decline by purchasing put options on such stocks. The Fund may also purchase call options on common stock in anticipation of price increases. In addition, the Fund may seek to protect the value of such stocks by selling covered call options on common stock held in its portfolio. A call option is covered if the Fund owns the stock subject to the option or holds a call option on the same stock with an exercise price equal to or less than the exercise price of the call sold. All options purchased will be listed on the ASX.

In order to terminate its rights and obligations on options, the Fund may sell or buy an option in a closing transaction. If an option is not exercised or sold, it will become worthless at its expiration date. The aggregate premiums paid for all options held by the Fund will not exceed 10% of the value of its total assets at the time of the purchase and the Fund will not write any call options if as a result it then would have more than 50% of its total assets subject to purchase upon exercise of calls. See "Risks and Special Considerations" for risks of engaging in options strategies.

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. See also "Risks and Special Considerations."

Loans of Portfolio Securities

The Fund's investment policies permit the Fund to enter into securities lending agreements. Under such agreements, the Fund may lend to borrowers (primarily banks and broker-dealers) portfolio securities with an aggregate market value of up to one-third of the Fund's total assets when it deems advisable. Any such loans must be secured by collateral (consisting of any combination of cash, U.S. government securities, irrevocable bank letters of credit or other high quality debt securities) in an amount at least equal, on a daily marked-to-market basis, to the current market value of the securities loaned. Cash collateral will be invested by the lending agent in short-term instruments, money market mutual funds or other collective investment funds, and income from these investments will be allocated among the Fund, the borrower and the lending agent. The Fund may terminate a loan after such notice period as is provided for the particular loan. The Fund will receive from the borrower amounts equivalent to any cash payments of interest, dividends and other distributions with respect to the loaned securities, although the tax treatment of such payments may differ from the treatment of distributions paid directly by the issuer to the Fund. The Fund also has the option to require non-cash distributions on the loaned securities to be credited to its account. The terms of the Fund's lending arrangement includes provisions to permit the Fund to vote the loaned securities. See also "Risks and Special Considerations."

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. In the event that the Fund issues preferred shares, changes in investment restrictions would also require approval by a majority of the outstanding preferred shares, voting as a separate class. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund may not:

(1) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of securities.

(2) Make short sales of securities or maintain a short position.

(3) (a) Issue senior securities except (i) insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase or securities lending agreement or any borrowing permitted by its investment restrictions, and (ii) that the Fund may issue one or more series of a class of preferred stock, if permitted by its Articles; or (b) borrow money, except as permitted under, or to the extent not prohibited by, the 1940 Act, as amended, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Buy or sell commodities, commodity contracts, real estate or interests in real estate, except that the Fund may buy and sell shares of real estate unit investment trusts which are listed on the ASX and which hold interests in real estate.

(5) Make loans (except that the Fund may purchase debt securities whether or not publicly traded or privately placed or may enter into repurchase and securities lending agreements consistent with the Fund's investment policies).

(6) Make investments for the purpose of exercising control or management.

(7) Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

(8) Invest more than 25% of its assets in a particular industry or group of industries, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the S&P/ ASX 200 Accumulation Index.

RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

Currency Exchange Rate Fluctuations. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in New Zealand dollars. Accordingly, a change in the value of the Australian dollar or New Zealand dollar against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund's assets. Such a change may thus decrease the Fund's net asset value.

In addition, although most of the Fund's income will be received or realized primarily in Australian dollars, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the Australian dollar declines after the Fund's income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of Australian dollars required to be converted into U.S. dollars in order to pay those expenses will be greater than the Australian dollar equivalent of those expenses at the time they were incurred. Similar effects may result from the Fund's investments that are New Zealand dollar denominated.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders' cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Equity Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company's bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Foreign Securities Risk. Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations (see "Currency Exchange Rate Fluctuations"), or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States. Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Australian securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.

Foreign Custody. The Fund's custodian generally holds the Fund's non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories—generally in Australia. (See "Management of the Fund—Custodian and Transfer Agent.") Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund's ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund's shares have frequently traded in the market below net asset value since the commencement of the Fund's operations. However, in the 12-month period ended October 31, 2009, the Fund's Shares have traded in the market at an average premium over net asset value of 0.581%. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate. The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board of Directors, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. See "Dividends and Distributions - Managed Distribution Policy." There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained. To the extent total distributions for a year exceed the Fund's net investment income, such excess will be deemed for income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable. The Fund's managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes. Such excess taxable distributions may, in such situations, cause shareholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes. The Fund's income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund's investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders' principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversified Status. The Fund is classified as a "non-diversified" management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Code"), the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a "diversified" management investment company under the 1940 Act.

Share Repurchase Risk. Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund and therefore may increase the Fund's expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund's net investment income. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund's overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Tax Considerations. The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund's policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be designated by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible (for taxable years after 2010 only if additional legislation is enacted) for long-term capital gain tax rates if certain holding period rules apply. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading "Taxation" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Anti-Takeover Provisions. The Fund presently has provisions in its bylaws that may limit the ability of other entities or persons to acquire control of the Fund. The bylaws provide for a staggered election of the Fund's Directors, who are divided into three classes, each having a term of three years and until their successors are duly elected and qualify, or, when filling a vacancy, for the unexpired portion of such term and until their successors are duly elected and qualify. Thus, only Directors in a single class may be changed in any one year and it would require two years to change a majority of the Board of Directors. This system of electing Directors may be regarded as "anti-takeover" because it makes it more difficult for Fund shareholders to change a majority of the Fund's Directors and, thus, has the effect of maintaining continuity of management. Other bylaw provisions that may be regarded as "anti-takeover:" (a) provide specific requirements for shareholder-requested special meetings; (b) require that shareholders who wish to propose a nominee for Director or have shareholders vote on other proposals satisfy certain advance written notice and information requirements; (c) establish Director qualifications; (d) establish supermajority Board vote requirements for certain actions, including mergers, dissolution, election of officers, officer and Director compensation, and the amendment of the Director term and qualification requirements and the director quorum and voting requirements; (e) establish restrictive approval requirements for an investment advisory agreement, a sub-advisory agreement or a management agreement between the Fund and an affiliate of a disinterested director then serving on the Board or who served on the Board in the two years prior to approval of such agreement; and (f) subject to such conditions as provided in the bylaws, reserve to the Board the power to adopt, alter, or repeal the bylaws or any provision of the bylaws.

Articles Supplementary approved by the Board of Directors subject the Fund to certain provisions of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (a) require a two-thirds vote of the shareholders to remove Directors; (b) provide that the number of Directors may be fixed only by the Board; (c) provide that certain vacancies on the Board of Directors may be filled only by the vote of the remaining Directors and those vacancies shall be filled until the end of the term of the directorship in which the vacancy occurs; and (d) require that a shareholder-requested special meeting be called only on the request of the holders of a majority of the outstanding shares.

The foregoing provisions may be regarded as "anti-takeover" provisions and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Certain Provisions of the Maryland General Corporation Law and the Charter and Bylaws."

Australian Securities Risk. Because the Fund's investments are primarily in Australian securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Australia, including fluctuations of Australian currency versus the U.S. dollar. Also, Australia is located in a part of the world that has historically been prone to natural disasters such as drought and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Australian economy.

Concentration Risk. The Fund's investment policies permit it to invest up to 35% of its total assets in the securities of a single industry group, provided that, at the time of investment, that group represents 20% or more of the S&P/ASX 200. At any time the Fund has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political and other factors that affect that industry group. An industry sector can include more than one industry group. As of October 31, 2010, 30% of the Fund's net assets were invested in the financials sector of the Standard & Poor's Global Industry Classification Sectors, making the Fund particularly vulnerable to developments that negatively affect that sector. While the Fund did not concentrate its investments in the materials sector, as of October 31, 2010, 23.6% of the Fund's total assets were invested in the materials sector of the Standard & Poor's Global Industry Classification Sectors, making the Fund particularly vulnerable to developments that negatively affect that sector. Concentration in the financials sector may make the Fund vulnerable to risks of regulation, consolidation, financial innovation and technological progress. Significant exposure to the materials sector may make the Fund vulnerable to risks that the issuers in such sector will underperform the market as a whole due to legislative or regulatory changes and/or increased competition affecting that sector.

Securities Lending Risk. In connection with its loans of portfolio securities, the Fund may be exposed to the risk of delay in recovery of the loaned securities or possible loss of rights in the collateral should the borrower become insolvent. The Fund also bears the risk of loss on the investment of cash collateral. There is also the risk that, in the event of default by the borrower, the collateral might not be sufficient to cover any losses incurred by the Fund. There can be no assurance that the return to the Fund from a particular loan, or from its loans overall, will exceed the related costs and any related losses.

Repurchase Agreement Risk. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund's ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Unlisted Securities Risk. The Fund may invest up to 10% of the value of its total assets (at the time of purchase) in unlisted equity securities. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities timely and at a desirable price. If not listed, such securities could nonetheless be resold in privately negotiated transactions, although the price may be lower and the time to dispose of the security may take considerably longer than for listed securities and the sale price may be lower than the price paid by the Fund. Unlisted securities are not subject to the disclosure and other investor protection requirements of Australian law applicable to listed securities.

Risks of Options. The options market in Australia may be more volatile and less liquid than options markets in the U.S. Currently, on the ASX, options are traded on securities of only a limited number of companies. The extent to which options strategies may reduce the inherent risks in equity investment will depend on the Investment Adviser's ability to predict price movements in underlying stocks, as to which there can be no assurance. In addition, the Fund's ability to engage in options transactions will be limited by certain requirements that the Fund must satisfy in order to qualify as a regulated investment company under the Code. See "Taxation."

The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions.

Risks of Issuance of Preferred Shares. The Fund has authority to issue preferred shares. The Board has not yet exercised this authority and has no current intention of exercising this authority. The following is a description of the risks involved if the Fund were to issue preferred shares.

Leverage. The issuance of preferred shares would create leverage that would affect the amount of income available for distribution on the Fund's shares of common stock as well as the net asset value of the shares of common stock. It is expected that the initial dividend rate or rates that would be paid on any class or series of preferred shares would be determined at the time of issuance and would depend on various factors, including market conditions prevailing at the time. If the investment performance of the capital represented by the preferred shares fails to cover the dividends payable thereon, the total return on the Fund's common stock would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. Negative performance of the invested capital would also reduce the Fund's net asset value. The requirement to pay dividends on the preferred stock in full before any dividends may be paid on the common stock means that dividends on the common stock from earnings may be reduced or eliminated.

Voting Rights. Voting rights in the Fund are non-cumulative. The voting rights of the holders of the current outstanding common stock would be limited by the issuance of any preferred shares because the holders of any preferred shares would have the following class voting rights. Pursuant to current applicable law, holders of preferred shares, voting as a separate class, would be entitled to elect two of the Fund's Directors (the remaining Directors would be elected by holders of the Fund's common stock.) Additionally, if dividends on preferred shares were unpaid in an amount equal to two years' dividends, holders of such preferred shares, voting as a separate class and subject to any prior rights of any other outstanding class of senior securities, would be entitled to elect a majority of the Fund's Directors and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. Approval by the holders of a majority of the outstanding preferred shares, voting as a separate class, would also be required for a plan of reorganization that would adversely affect their shares, for changes in fundamental investment restrictions, for a change to an open-end classification, or for a proposal for the Fund to cease to be an investment company.

Asset Coverage. The Fund would be required to have asset coverage with respect to its preferred stock of at least 200 per cent immediately after the issuance of the preferred stock. The Fund would not be permitted to pay any dividend (except a dividend paid in common stock) or distribution, or to purchase its common stock, unless the asset coverage test is met at the time of declaring the dividend or distribution, or purchasing the stock, after deducting the amount of the dividend, distribution or stock purchase price, as applicable.

Other Considerations. The class or other voting rights of the preferred shares and the representation of the preferred shares on the Board of Directors could make it more difficult for the Fund to engage in certain types of transactions that might be proposed by the Board of Directors and/or holders of common stock, such as a change in a fundamental investment policy, a merger, sale of assets, exchange of securities, liquidation of the Fund or conversion to an open-end fund. Holders of preferred shares might have interests that differ from holders of common stock, and there can be no assurance that holders of preferred shares would vote to approve transactions approved by holders of the common stock. The flexibility to issue preferred shares as well as common stock could enhance the Board of Directors' ability to negotiate on behalf of the shareholders in a takeover, but might also render more difficult, or discourage, a merger, tender offer or proxy contest, the assumption of control by the holder of a large block of the Fund's securities or the removal of incumbent management. The issuance of preferred shares would involve costs (underwriting commissions, offering expenses, rating agency expenses, legal fees, etc.) that would be borne by the holders of common stock. See also "Risks of Borrowing and Leverage to Holders of Common Stock," below.

Risks of Borrowing and Leverage to Holders of Common Stock. The Fund's fundamental investment policies permit it to borrow to the extent permitted, or not prohibited, by the 1940 Act and related rules and regulatory interpretations. The Board has not yet exercised this authority and has no current intention of exercising this authority. Borrowing is a form of leverage, as is the issuance of preferred stock. Certain risks of leverage are discussed under "Risks of Issuance of Preferred Shares" above. Borrowing, either by the issuance of debt obligations or through loans from banks or private sources, would involve interest and other costs to the Fund. If the return to the Fund from investments made with proceeds of a borrowing does not exceed the interest and costs of the borrowing, such costs could reduce the return to the holders of common stock. Moreover, leveraging would generally exaggerate the positive and negative effects of market, interest rate and currency fluctuations on the net asset value and market value of the Fund's common stock, as well as on distributions to common stockholders. By increasing the Fund's invested assets, and thus its market exposure, leveraging would increase the volatility of both the net asset value and, consequently, the market value of the Fund's common stock. Any decline in the value of the Fund's investments would be borne entirely by the holders of its common stock. Thus, although leveraging may enhance benefits to holders of common stock in a rising market environment, a market downturn can be particularly disadvantageous to holders of common stock of a leveraged fund. Because the Fund invests primarily in securities that are not U.S. dollar-denominated and because it pays dividends and other distributions in U.S. dollars, any leveraging or the issuance of debt securities that also pay interest in U.S. dollars would exaggerate the effects of currency fluctuations on the prices of, and distributions on, the Fund's common stock. Moreover, a decline in the value of the Fund's assets, and thus its asset coverage for any senior securities, could prevent the Fund from paying dividends or distributions on its common stock, which could, in turn, jeopardize the Fund's qualification as a regulated investment company under the Code and/or subject the Fund to income and excise taxes and/or force the Fund to sell portfolio securities at a time or price that is not favorable.

Borrowings by the Fund generally require asset coverage of 300 per cent. The Fund would be prohibited from declaring a dividend (other than a dividend payable in stock of the Fund) or distribution on any class of its stock, and from purchasing Fund stock, unless this asset coverage requirement is met at the time such dividend or distribution is declared, or stock is purchased, after deducting the amount of such dividend, distribution or stock purchase price, as applicable. However, the Fund would be permitted to pay dividends on any preferred stock if, at the time of declaring the dividend, the Fund has asset coverage of at least 200% for its borrowings, after deducting the amount of the dividend. Holders of senior securities representing indebtedness would have the right to elect a majority of the Fund's directors if the Fund failed to have asset coverage for its debt of at least 100 per cent on the last business day of each of twelve consecutive calendar months. This right would continue until such asset coverage was 110 per cent or more on the last business day of each of three consecutive calendar months. An event of default would be deemed to have occurred if the Fund failed to have asset coverage for its debt of at least 100 per cent for 24 consecutive months.

MANAGEMENT OF THE FUND

The Board of Directors

The Board of Directors directs the management of the business and affairs of the Fund, including general supervision of the duties performed by the Investment Manager, the Investment Adviser and other service providers.

The Investment Manager and the Investment Adviser

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund ("AAMAL" or the "Investment Manager") and Aberdeen Asset Management Limited serves as investment adviser to the Fund ("AAML" or the "Investment Adviser") pursuant to a management agreement dated as of March 8, 2004 (the "Management Agreement") and an investment advisory agreement dated as of March 8, 2004 (the "Advisory Agreement"), respectively.

The Investment Manager is a Singapore corporation incorporated in 1991. The registered office of the Investment Manager is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. The Investment Manager serves as investment manager to both equity and fixed income investment portfolios for a range of clients, including the Fund and three other U.S. registered closed-end funds. The Investment Manager, in accordance with the Fund's stated investment objectives, policies and limitations and subject to the supervision of the Fund's Board of Directors, manages the Fund's investments and makes investment decisions on behalf of the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund's portfolio transactions.

The Investment Adviser is an Australian corporation which is a wholly-owned subsidiary of the Investment Manager. The registered office of the Investment Adviser is located at Level 6, 201 Kent Street, Sydney, NSW 2000, Australia. The Investment Adviser's principal business focus is to provide investment management services with regard to equity and fixed income investments in Australian securities. The Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities to be purchased, retained or sold by the Fund and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Investment Manager is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company. The registered offices of Aberdeen PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB 10 1 YG. Aberdeen PLC is the parent company of an asset management group managing approximately $261.18 billion of assets as of August 31, 2010 for both institutions and private individuals from offices around the world.

The Management Agreement provides that the Fund will pay the Investment Manager a fee at the annual rate of 1.10% of the Fund's average weekly Managed Assets up to $50 million; 0.90% of Managed Assets between $50 million and $100 million; and 0.70% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month. Managed Assets are defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

Under the Advisory Agreement, the Investment Manager pays the Investment Adviser a fee computed at the annual rate of 0.30% of the Fund's average weekly Managed Assets up to $50 million: 0.25% of Managed Assets between $50 million and $100 million; and 0.15% of Managed Assets in excess of $100 million; computed as of the end of each week and payable at the end of each calendar month. Managed Assets are defined in the Advisory Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal years ended October 31, 2009, 2008 and 2007, the Fund paid to the Investment Manager management fees of $1,446,566, $2,278,916 and $2,286,243, respectively. The Investment Manager informed the Fund that, during the same periods, the Investment Manager paid advisory fees of $369,484, $557,873 and $546,796, respectively, to the Investment Adviser. A discussion regarding the basis for the Board of Directors' approval of the Management Agreement and the Advisory Agreement is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2009.

In rendering investment advisory services, the Investment Manager and Investment Adviser (the "Advisers") may use the resources of Aberdeen Asset Managers Limited ("Aberdeen UK"), a United Kingdom corporation which is a wholly-owned investment adviser subsidiary of Aberdeen PLC. The Investment Manager and Investment Adviser have entered into a Memorandum of Understanding with Aberdeen UK, pursuant to which investment professionals from Aberdeen UK may render portfolio management, research or trading services to the U.S. clients of the Advisers, including the Fund.

Non-U.S.-Resident Directors and Officers

Although the Fund is a Maryland corporation, certain of its Directors and officers (Messrs. Daniels, Gilbert, Malone, Miles, Pittard, Sacks, Sell, Sherman and Young) are non-residents of the United States and have all, or a substantial part, of their assets located outside the United States. None of the Directors or officers has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors and officers within the United States or to effectively enforce judgments of courts of the United States predicated upon civil liabilities of the Directors or officers under the federal securities laws of the United States.

The Fund has been advised by local counsel in Canada, a foreign jurisdiction in which certain Fund Directors reside, that it is uncertain whether the courts of those jurisdictions would adjudge civil liability against Directors resident in those jurisdictions in an original action in such jurisdictions predicated solely on a violation of the United States federal securities laws. A Canadian court may take jurisdiction in the first instance in actions against the Directors or experts of the Fund on the basis of civil liability predicated solely upon United States federal securities laws. A Canadian court would, however, likely decline jurisdiction where another jurisdiction was a more appropriate jurisdiction to hear the action, or if there was not a real and substantial connection to the Canadian jurisdiction. Likewise, there is no arrangement in place between Canada, on the one hand, and the United States, on the other, for the reciprocal enforcement of judgments. However, a final and conclusive monetary judgment against the Directors in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of Canada as a defense to an action or as conclusive of an issue in that action if it was not obtained by fraud or otherwise than in accordance with the principles of natural justice, the enforcement would not be contrary to public policy and the United States court had jurisdiction in respect of the defendant in the original action.

The Fund has been advised by local counsel in the United Kingdom, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that it is uncertain whether the courts of that jurisdiction would adjudge civil liability against Directors and officers resident in that jurisdiction in an original action in such jurisdiction predicated solely on a violation of the federal securities laws of the United States. However, although there is no arrangement in place between the United Kingdom and the United States for the reciprocal enforcement of judgments, a final and conclusive monetary judgment against the Directors and officers in an original action predicated on such provisions rendered by a court in the United States may be enforceable by action or counterclaim or be recognized by the courts of the United Kingdom as a defense to an action or as conclusive of an issue in that action if it is not of a penalty or revenue nature, remains valid and enforceable in the court in which it was obtained and has not been set aside, was not obtained by fraud or otherwise than in accordance with the principles of natural justice, the enforcement would not be contrary to public policy of the United Kingdom and the United States court had jurisdiction in respect of the defendant in the original action in accordance with the English rules of private international law.

The Fund has been advised by local counsel in Australia, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that there is doubt as to the enforceability in such jurisdiction of the civil liability provisions of the federal securities laws of the United States, whether or not the liabilities are based upon judgments of courts in the United States or are pursuant to original actions.

The Fund has been advised by local counsel in Singapore, a foreign jurisdiction in which certain Fund Directors and/or officers reside, that the judgments of U.S. courts based on the civil liability provisions of the U.S. federal or state securities laws may be difficult to enforce in Singapore courts as there is uncertainty whether the courts of Singapore would recognize and enforce judgments of the United States courts. In addition, there is doubt as to whether Singapore courts will entertain original actions brought in Singapore courts predicated upon the federal securities laws of the United States or the securities laws of any state in the United States, unless the facts surrounding such a violation would constitute or give rise to a cause of action under the laws of Singapore.

Portfolio Management

The following persons have primary responsibility for the day-to-day management of the Fund's portfolio. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Hugh Young, Global Head of Equity — Hugh is managing director of the Investment Manager, the Aberdeen Group's regional HQ, and group head of equities as well as a member of the executive committee responsible for the Aberdeen Group's day-to-day running. He co-founded Singapore-based Aberdeen Asia in 1992, having been recruited in 1985 to manage Asian equities from London. Since then he has built the company into one of the largest managers of such assets globally. Singapore employs over 150 staff, while there are 65 investment managers stationed across the region, with offices also in Australia, China, Hong Kong, Japan, Korea, Malaysia, Taiwan and Thailand over which Hugh is in overall charge. Aberdeen's regional funds have won many awards for performance over the years, including open end and closed-end funds. Hugh is a regular commentator for the financial media. His early career included spells at Fidelity International and MGM Assurance. Hugh graduated with a BA (Hons) in politics from Exeter University. Mr. Young has had responsibility for the day-to-day management of the Fund's portfolio since 2004.

Augustine Mark Daniels, Head of Australian Equities — Mark is head of Australian equities, having transferred in 2005 from Aberdeen Group's office in London. Mark has spent over 20 years with Aberdeen, much of that as a UK equity manager, in particular of closed end funds. Since moving to Sydney, Mark has helped embed the Group's highly regarded, bottom-up investment process. Before joining the Aberdeen Group, Mark worked for Cork Gully where he was a supervisor responsible for receiverships and liquidations. Prior to that, Mark worked as an articled clerk at Coopers & Lybrand. Mark graduated with a BA in Economics from University College, Cardiff in the UK. Mr. Daniels has had responsibility for the day-to-day management of the Fund's portfolio since 2005.

Michelle Lopez, CFA*, Investment Manager — Michelle is an investment manager on the Australian equities desk. Michelle joined Aberdeen in 2004 upon graduation. Previously, Michelle worked for KPMG—Corporate Finance as an intern. Prior to that, Michelle worked for Watson Wyatt as a quant analyst. Michelle graduated with a BA in Applied Finance and Commerce (Marketing) from Macquarie University, Sydney. Michelle is a CFA Charterholder. Ms. Lopez has had responsibility for the day-to-day management of the Fund's portfolio since 2005.

Robert Penaloza, Senior Investment Manager — Robert is a senior investment manager on the Australian equities desk. Robert joined Aberdeen in 1997 and relocated to Sydney in July 2010 to join the Australian equities team. Robert graduated with a BA in Business Management (banking and finance) from the Charles Darwin University, Australia and has successfully completed the General Management Program from Harvard Business School. Robert is a graduate member of the Australian Institute of Company Directors and a Fellow of the Thai Institute of Company Directors. Mr. Penaloza has had responsibility for the day-to-day management of the Fund's portfolio since 2010.

Natalie Tam, CFA*, Investment Manager — Natalie is a investment manager on the Australian equity desk. Natalie joined Aberdeen in 2005 from Deutsche Bank, where she worked as an equity research analyst. She was earlier an intern at Coca Cola Amatil (business development), Rothschild (corporate finance) and Promina Group (management accounting). Natalie graduated with a Bachelor of Commerce from the University of New South Wales where she was awarded a UNSW co-op program scholarship in accounting & finance. She is a CFA charterholder. Ms. Tam has had responsibility for the day-to-day management of the Fund's portfolio since 2005.

*  CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute

Portfolio Management Structure

Mr. Young is head of the Asia-Pacific Division of the Aberdeen Group and has overall responsibility for the Aberdeen Group's Asia-Pacific offices, including the Sydney office.

Mr. Daniels is head of Australian equities of the Aberdeen Group. He is primarily responsible for: ensuring that the Australian equities investment team adheres to the Australian equities investment strategy; undertaking and supervising equities research and analysis; producing equities reports and recommendations on a range of equities products in the Australian market; portfolio management, including setting portfolio strategies; undertaking or assisting in equities trading; making recommendations regarding corporate actions and takeover analysis; providing advice/input for the management of the Fund and the Investment Adviser's other Australian equities accounts; assisting in marketing activities for his designated accounts and attending and coordinating investment strategy meetings.

Ms. Lopez, Mr. Penaloza and Miss Tam are investment managers that provide company-specific analysis across all industry groups of the S&P/ASX 200, and support the management of the Australian equity portfolios, including open-ended unit trusts, as well as the Fund and an Australian closed-end fund. Each of Ms. Lopez, Mr. Penaloza and Miss Tam is an integral part of the Australian equity team and reports directly to Mr. Daniels.

Mr. Young is the Managing Director of the Fund's Investment Manager and head of equities for the Aberdeen Group. In his role, Mr. Young oversees consistency of adherence to the equity process by the Australian equities team. Mr. Young makes investment decisions on behalf of the Fund, in conjunction with the members of the Australian equities team. Mr. Daniels is in charge of the Australian equities team of the Aberdeen Group (including the Investment Adviser) and is responsible, with the assistance of Ms. Lopez, Mr. Penaloza and Miss Tam, investment managers, for research and investment decisions in respect of Australian equities holdings. In relation to the management of the assets of the Fund, the Investment Adviser makes recommendations to the Investment Manager as to specific portfolio securities, which are denominated in Australian or New Zealand dollars, to be purchased, retained, or sold by the Fund, and provides or obtains such research and statistical data as may be necessary in connection therewith.

The Australian equities team based in Sydney is closely supported by the substantial Singapore-based equities team who have been investing in Australian equities over many years. It is integral to the Aberdeen Group's investment management process that all equities teams investing in the same or similar universe of securities, such as Singapore and Sydney equities desks, work together as a team. As such, the Singapore-based equities team offers additional technical support and research analysis to the Sydney-based portfolio managers.

Administrator

Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, is the Fund's administrator ("Administrator"). Subject to the control, supervision and direction of the Board of Directors, the Administrator is responsible for, among other things, providing operational management; coordination of communication between, and oversight of, the Fund's service providers; negotiation of the Fund's service provider contracts; preparation of financial information and reports; arranging for payment of Fund expenses; monitoring compliance with the Fund's investment objectives, policies and restrictions, and with applicable tax law and regulations; maintenance of the Fund's books and records; and other administrative services. The Administrator, a subsidiary of Aberdeen PLC, is an affiliate of the Investment Manager and the Investment Adviser. The Fund pays a fee to the Administrator at an annual rate equal to 0.08% of the Fund's average weekly Managed Assets between $0 and $500 million, 0.07% of such assets between $500 million and $1.5 billion, and 0.06% of such assets in excess of $1.5 billion, computed based upon the value of Managed Assets determined at the end of each week.

The Administrator delegates certain of its responsibilities to a sub-administrator, State Street Bank and Trust Company ("State Street"). Pursuant to a Sub-Administration Agreement between the Administrator and State Street, dated as of February 26, 2010 ("Sub-Administration Agreement"), State Street has been retained to perform certain administrative services with respect to the Fund. Under the terms of the Sub-Administration Agreement, the Administrator pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Investment Manager and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Custodian and Transfer Agent

State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, acts as the Fund's custodian. Computershare Trust Company, N.A. and Computershare Inc., 250 Royall Street, Canton, Massachusetts 02021, act as the Fund's stock transfer agent and dividend paying agent, respectively. See "Management of the Fund—Custodian and Transfer Agent."

EXPENSES

The Fund pays all of its expenses, including organization expenses; fees of the Investment Manager, Administrator, custodian and dividend disbursing and stock transfer agent; fees of Directors who are not interested persons (as defined in the 1940 Act) of any other party; out of pocket expenses of all Fund Directors and officers, including those affiliated with Fund management which may be reimbursed under the Fund's reimbursement policy regarding fund-related expenses; other expenses related to meetings of Directors; legal fees and expenses; costs of insurance; costs of shareholders' meetings, proxy statements and shareholder reports; investors' relation fees and expenses, interest expenses; taxes and governmental fees, including original issue taxes or transfer taxes related to portfolio transactions; brokerage commissions and other portfolio transaction expenses; auditing and accounting fees and expenses; and costs of regulatory filings and compliance.

DIVIDENDS AND DISTRIBUTIONS

Managed Distribution Policy

The Board of Directors has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The current rolling distribution rate is 10%. This policy is subject to regular review by the Fund's Board of Directors. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Persons who purchase Shares in an offering will be entitled to any regular quarterly distributions the record date for which occurs after such Shares are purchased. For the fiscal year ended October 31, 2009, the Fund made distributions in the amount of $1.04 per Share, of which 30% represented net investment income, 0% represented long-term capital gains and 70% represented return of capital. If the Fund's distributions were to continue to consist of a large amount of return of capital, it would result in the deterioration of the Fund's assets. On September 9, 2010, the Board of Directors declared a quarterly distribution of 27 cents per Share, payable on October 15, 2010 to all shareholders of record as of September 30, 2010.

If the Fund's assets do not generate sufficient income and net long-term capital gains, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore, these payments may represent a reduction of a shareholder's principal investment. As stated above, the Fund was required to do so during the fiscal year ended October 31, 2009. There can be no assurance that the current rolling distribution rate will be maintained in the future. The Board of Directors may determine not to maintain the managed distribution rate at its current level, and it is possible, depending on market conditions, that it may determine to abandon the managed distribution policy altogether.

In March 2010, the Fund obtained an order under section 6(c) of the 1940 Act granting an exemption from section 19(b) and rule 19b-1 under the 1940 Act, permitting the Fund to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as monthly in any one taxable year, subject to certain conditions. The order superseded a prior order that permitted the Fund to make up to four distributions of net long-term capital gains in any one taxable year.

General Distribution Policy

It is the Fund's policy to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to shareholders. On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations (see "Taxation") that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

DIVIDEND REINVESTMENT AND DIRECT STOCK PURCHASE PLAN

Computershare Trust Company, N.A. sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the "Plan") which is available to shareholders. Additional information about the Plan and a brochure that includes the terms and conditions of the Plan may be obtained at www.computershare.com/buyaberdeen or by calling Computershare Trust Company, N.A. at 1-800-647-0584. For both purchases and reinvestment purposes, shares acquired through the Plan will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Dividends paid out of the Fund's investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to shareholders as ordinary income. Properly designated distributions of long-term capital gains, if any, earned by the Fund are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares. Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

No portion of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction for corporate shareholders.

For tax years beginning on or before December 31, 2010 (unless the relevant Code provisions are extended), a portion of the dividends received from the Fund by an individual shareholder may be treated as "qualified dividend income" which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by a shareholder. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, real estate investment trust distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

Fund distributions may also subject shareholders to alternative minimum tax liability. Because of the complexity of the alternative minimum tax rules, shareholders should consult their tax advisers as to their applicability to a Fund investment.

A distribution will be treated as paid to shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which distributions are received.

Each year, the Fund will notify shareholders of the tax status of dividends and other distributions.

A shareholder who invests through a tax-deferred account, such as a retirement plan, generally will not pay tax on Fund dividends or other taxable distributions until they are distributed from the account. These accounts are subject to complex rules. Shareholders should consult their tax advisers about investment through a tax-deferred account.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes paid by the Fund subject to U.S. withholding tax.

Upon the sale or other disposition of Fund shares, a shareholder may realize a capital gain or loss which may be long-term or short-term, depending on how long the shareholder held the shares.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% federal Medicare contribution tax on "net investment income" for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to a non-exempt shareholder if the shareholder fails to provide the Fund with such shareholder's correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Beginning in 2013, a 30% withholding tax will be imposed on dividends and sale or redemption proceeds paid to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the Internal Revenue Service information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Fund distributions also may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund.

CERTAIN PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND THE CHARTER AND BYLAWS

The Fund's charter and bylaws contain certain provisions, described below, that may be regarded as "anti-takeover" provisions and that may deprive shareholders of certain opportunities to sell their shares at a premium over prevailing market prices. The following is only a summary and is qualified in its entirety by reference to the Fund's charter and bylaws, and to the provisions of the Maryland General Corporation Law.

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets or engage in a share exchange, unless approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund's charter generally provides for approval of charter amendments by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Fund's charter does not contain a provision reducing the supermajority vote of the shareholders required to approve a dissolution, merger, sale of all or substantially all of its assets or a share exchange.

The Fund, by supplement to its charter, has elected to be subject to certain provisions of Maryland law that make it more difficult for challengers to gain control of the Board. Articles Supplementary approved by the Board of Directors in 2000 subject the Fund to certain provisions of Subtitle 8 of the Maryland General Corporation Law with respect to unsolicited takeovers. These provisions: (i) provide that the shareholders of the Fund may remove any Director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the shareholders generally in the election of Directors (and since the Fund's directors have been divided into classes, a director may not be removed without cause), (ii) require that the number of Directors of the Fund shall be fixed only by the vote of the Board of Directors, (iii) provide that a vacancy on the Board of Directors due to an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of the majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and (iv) provide that the Secretary of the Fund may call a shareholder-requested special meeting only on the written request of the stockholders entitled to cast at least a majority of all votes entitled to be cast at the meeting.

Additionally, as described below, the Fund's bylaws contain certain provisions that may tend to make a change of control of the Fund more difficult.

The bylaws:

1. Provide for three classes of Directors elected by common shareholders, with staggered terms. Each year, directors are elected for three-year terms and until their successors are duly elected and qualify. Only one class of those Directors is up for election each year, so that two years would be required to change a majority of the Fund's Directors.

2. Establish procedures for shareholder-requested special meetings, including procedures for setting the record date for the shareholders entitled to request a special meeting, procedures for setting the record date for the meeting and the time, place and date of the meeting and specific provisions governing who shall chair the meeting. Consistent with the Maryland General Corporation Law, shareholders requesting a meeting would be required to disclose the purpose of the meeting and the matters to be proposed for action at the meeting.

3. Require a shareholder to give written advance notice and other information to the Fund of the shareholder's nominees for Directors and proposals for other business to be considered at shareholders meetings.

4. Establish qualifications for Fund Directors. These qualifications are designed to assure that individuals have the type of background and experience necessary to provide competent service as Directors of a closed-end fund that invests in Australian equity securities. To qualify as a nominee for a Fund Directorship, a candidate must (a) have at least 5 years' experience in either investment management, economics, public accounting or Australian business; (b) have a college undergraduate degree in economics, finance, business administration, accounting, or engineering, or a professional degree in law, engineering, or medicine from an accredited university or college in the United States or Australia or the equivalent degree from an equivalent institution of higher learning in another country; and (c) not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country. In addition, the Fund's Nominating and Corporate Governance Committee shall apply the Fund's Conflict of Interest and Corporate Opportunities Policy as a standard in selecting nominees to ensure that an incumbent nominee has not violated the Policy and that a non-incumbent nominee would not be in violation of the Policy if elected. Directors who served in such capacity as of January 16, 2003, the initial date of adoption of the qualifications for Fund Directors are exempted from these requirements (except compliance with the Fund's conflict of interest policy) because they had become qualified through past experience as Directors of the Fund. Nevertheless, almost all current Directors satisfy the Fund's qualification requirements. No person shall be qualified to be a Director unless the Nominating and Corporate Governance Committee, in consultation with Fund counsel, determines that such person, if elected, would not cause the Fund to be in violation of applicable law, regulation or regulatory interpretation, the Fund's charter or any general policy adopted by the Board regarding retirement age or specifying proportions of Directors who may be "interested persons," as defined in the 1940 Act.

5. Establish supermajority Board vote requirements for certain actions, including mergers, dissolution, amendment of the Fund's charter, election of officers, officer and Director compensation, the amendment of the Director term and qualification requirements and Director quorum and voting requirements.

6. Require that any proposed advisory, sub-advisory or management agreement between the Fund and an affiliate of any disinterested director then serving on the Board or who served on the Board within the preceding two years, be approved by at least 75% of all disinterested directors who are not affiliates of a proposed party to the contract. This provision cannot be changed except by 75% of the directors who were on the Board on January 16, 2003 or who were, elected, or nominated to succeed such a director, by a majority of such directors then on the Board.

7. In the event that the Board approves an advisory, sub-advisory or management agreement between the Fund and (i) an affiliate of any disinterested director, (ii) a person (or his affiliate) who nominated any disinterested director serving on the Board at the time such agreement is considered for approval, or (iii) a person (or his affiliate) that controls the Fund, the bylaws would provide automatic liquidity to dissatisfied shareholders by requiring the Fund, within 45 days after the agreement is approved, to commence a tender offer for at least 50 percent of its outstanding shares at a price of not less than 98 percent of the Fund's per share net asset value. This provision cannot be changed except by 75% of the Directors who were on the Board on January 16, 2003 or who were recommended to succeed such a director by a majority of such directors then on the Board.

8. Reserve to the Board the exclusive power to adopt, alter, or repeal any provision of the bylaws or to make new bylaws, unless otherwise provided in the bylaws.

9. Provide that Directors and officers are entitled to indemnification and that the Fund may pay or reimburse expenses of Directors and officers to the maximum extent permitted by Maryland law and the 1940 Act.

PLAN OF DISTRIBUTION

We may sell Shares through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act of 1933 (the "Securities Act") for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority ("FINRA") member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund, the Investment Manager or the Investment Adviser is a party.

APPENDIX A

The information set forth below has been extracted from publicly available sources, including the Australian Stock Exchange website (www.asx.com.au/), the Reserve Bank of Australia website (www.rba.gov.au), and the World Federation of Exchanges website (www.world-exchanges.org/WFE/home.Asp). While the Fund believes that the information taken from these sources is reliable, the Fund makes no assurances that such information is accurate or complete.

SELECTED AUSTRALIAN ECONOMIC DATA

Following the 1990-91 recession, economic activity accelerated with strong growth in private consumption and housing investment. Concern about the possible inflation consequences of strong growth prompted the Reserve Bank of Australia ("RBA") to raise interest rates in the second half of 1994. The tightening in monetary policy saw growth return to more sustainable levels. Annual GDP growth peaked at 6.2% in the September quarter of 1994 and slowed to an annual rate of 2.8% by the March quarter of 1997. Weaker economic growth during 1996 and early 1997, combined with low inflation, encouraged the RBA to lower cash rates (the rate charged on overnight loans between financial intermediaries operating in the Australian money market), which promoted a reacceleration of economic growth driven mostly by business investment spending and residential real estate activity. Rising inflation once again saw the RBA increase rates in early 2000, but this was quickly followed by rate cuts in 2001 due to the dramatic slow down in domestic and global growth. The easy monetary settings fostered strong domestic growth fueled by consumption and housing activity. This allowed the domestic economy to grow at an average rate of 3.7% over 2002-2003, a period when global economic growth was anemic. The robust growth in consumer credit posed a risk for longer term economic growth and the RBA recommenced tightening in November 2003 to counter this perceived risk. As such, economic growth eased back to its long run average of 3.2% over 2004. From 2004, robust global demand for resources saw business investment replace consumption and housing as the economy's main engine of growth. The rising prices for minerals and resources resulted in a significant boost to the terms of trade, adding to the growth impetus from solid business investment. With the economic expansion extending into 2007, the economy had for some time operated near full capacity resulting in heightened inflationary pressures. As such the RBA continued on a protracted tightening cycle from 2003 to August 2008 with cash rates peaking at 7.25%. After an extended period of strong growth, the pace of economic activity slowed noticeably in 2008. Retail sales were weak with consumer sentiment falling and conditions in the housing market softening. The escalation of pressures in the international markets was reflected in Australian financial markets, although generally to a lesser extent. Beginning in September 2008 the RBA began easing cash rates as the strains in the global economy saw subdued consumer demand and slowing of overall economic growth. This easing cycle continued through April 2009 with cash rates bottoming at 3.0%. In Australia, the economic downturn was relatively mild, and the economy entered a period of gradual recovery. With the risk of serious economic contraction in Australia having passed the RBA began raising cash rates by 25 basis points in each of 3 successive months to 3.75% as of December 1, 2009. After a brief pause the RBA again raised cash rates by 25 basis points in each of three successive months to 4.50% as of May 5, 2010. Effective November 3, 2010, the RBA Again raised cash rates by 25 basis points to 4.75% noting high terms of trade and the risk of inflation rising over the medium term. In the case of the U.S. and Europe, cash rates continue to be maintained at 0.25% and 1.00%, respectively, which are the lows since the economic downturn began in mid-2007.

As of November 11, 2010, the yield on the 10-Year Australian Commonwealth Government Bond was 5.32%, a spread of 267 bp over the 10-Year US Treasury Bond yield of 2.65%.

For the past several years, the RBA has adopted a target for the underlying CPI inflation rate of 2-3% (averaged over a number of years).

With Australian cash rates currently the highest in the G12 countries (Belgium, the Netherlands, Canada, France, Germany, Italy, Japan, Spain, Sweden, Switzerland, United Kingdom and United States), the Australian

dollar has benefited from its "high yielding currency" status. The Australian dollar fluctuated from an exchange rate of US$1 = A$1.3617 on December 31, 2005 to an exchange rate of US$1 = A$1.4232 on December 31, 2008 in the wake of the difficult global economic environment. However, as the global economy has stabilized the Australian dollar has appreciated to US$1 = A$1.0021 as of November 11, 2010. U.S. based investors have therefore enjoyed a significant currency uplift while the Australian equity market at November 11, 2010 was roughly equal to its level as of December 31, 2005.

THE AUSTRALIAN SECURITIES MARKET

The Australian Stock Exchange Limited ("ASX") was formed in 1987 through the amalgamation of six independent stock exchanges that formerly operated in the State capital cities. Each of those exchanges had a history of share trading dating back to the 19th century.

ASX was originally a mutual organization of stockbrokers, like its predecessor State stock exchanges. However, in 1996, its members decided to demutualize and become a listed company, which required legislation of the Australian parliament. The change of status took place on October 13, 1998, and the following day ASX shares were listed for trading on ASX's own market. On July 25, 2006 the ASX merged with SFE Corporation Limited, the holding company of the Sydney Futures Exchange and related businesses. Effective December 5, 2006 the Australian Stock Exchange Limited changed its name to ASX Limited and the group operates under the brand "Australian Securities Exchange".

ASX Limited is the holding company for the group that includes licensed businesses spanning the equity, interest rate, commodity and energy markets, offering a full range of listing, trading, clearing, depository, settlement and market data services to domestic and international customers.

ASX's Listing Rules govern the admission of entities to the official list, quotation of securities, suspension of securities from quotation and removal of entities from the official list. They also govern disclosure and some aspects of a listed entity's conduct. Compliance with the Listing Rules is a requirement for admission to the official list.

The objectives of ASX include:

•  providing a fair and well-informed market for financial securities; and

•  providing an internationally competitive market.

The Australian Securities and Investments Commission ("ASIC") is the statutory body to regulate companies and the financial services markets in Australia. ASIC actively supervises ASX's activities as a market operator and listed company and enforces and regulates company and financial services laws to protect consumers, investors and creditors.

ASX Market Statistics
(All values in this section are US Dollars)

The ASX is the 12th largest exchange based upon domestic market capitalization as of October 31, 2010.

	Exchange	Market Capitalization October 31, 2010
1.	NYSE Euronext (US)	$12,826	bn
2.	Nasdaq OMX	$3,653	bn
3.	London SE Group	$3,598	bn
4.	Tokyo SE	$3,469	bn
5.	NYSE Euornext (Euorpe)	$2,989	bn

	Exchange	Market Capitalization October 31, 2010
6.	Shanghai SE	$2,803	bn
7.	Hong Kong Exchanges	$2,679	bn
8.	TSX Group	$1,963	bn
9.	Bombay SE	$1,627	bn
10.	BM&FBOVESPA	$1,504	bn
11.	Deutsche Borse	$1,393	bn
12.	Australian SE	$1,341	bn
13.	BME Spanish Exchanges	$1,247	bn

The following table summarizes the growth in aggregate market capitalization and trading volumes of the ASX in each of the five years ending June 30:

	2010
Market Capitalization		$1,054	bn
No. of equity trades		132.3	m
Average daily trades		523,000
Turnover value		$1,143	bn
Average daily value		$4.52	bn
Exchange rate US$1 =	A$	1.1894

The following table details the number of companies listed at the close of each calendar year together with the number of new entities listed and the aggregate capital raised. That aggregate capital raised is further analyzed by total secondary market raisings* and by new floats.

	2010
New entities listed		93
Entities listed as at June 30		2,192
Capital raised		$64.4	bn
Secondary market raisings		$54.7	bn
New floats		$9.64	bn
Exchange rate US$1 =	A$	1.1894

*  Secondary market raisings comprise inter alia rights issues, placements, reinvested dividends, payment of options and issues to employees. Placements of up to 15% of issued share capital can be made without shareholder approval.

There are a number of market indices but the most widely used is the S&P/ASX 200 Accumulation Index, representing approximately 80% by value of the market capitalization of the ASX. The closing value as of November 11, 2010 was as follows:

2010
S&P/ASX 200	4,870.60
Yield %	4.06
P/E*	18.36

*  This ratio is calculated excluding negative earnings. As of December 9, 2010.

The S&P/ASX 200 Accumulation Index by GICS sector as of November 11, 2010 is as follows:

GICS Sector	Market Capitalization
Energy	$76.5	bn
Materials	$315.3	bn
Industrials	$71.0	bn
Consumer Discretionary	$43.0	bn
Consumer Staples	$98.7	bn
Health Care	$35.1	bn
Information Tech	$6.5	bn
Telecom Services	$34.1	bn
Utilities	$16.0	bn
Financials ex Property Trusts	$346.2	bn
Property Trusts	$64.1	bn
Total	$1,106.6	bn
	Exchange rate US$1 = A$1.0021

Global Industry Classification Standard ("GICS") is a joint Standard and Poor's/Morgan Stanley Capital International product aimed at standardizing industry definitions. To conform Australia to global practice, effective July 1, 2002, Standard and Poor's reclassified all ASX listed entities according to GICS. GICS consists of 10 economic sectors aggregated from 24 industry groups, 68 industries, and 154 sub-industries currently covering over 27,000 companies worldwide.

The following table contains information about the 20 most actively traded shares on the ASX for November 11, 2010. Although the Fund may invest in the companies below, the table is not necessarily indicative of the investment the Fund has or proposes to make in equity securities.

Company	Value (000)	No of Trades	Closing Price		GICS Sector
BHP Billiton Limited	558,797	13,489	A$	44.59	Materials
Woodside Petroleum Ltd	181,092	11,859	A$	42.74	Energy
Westpac Banking Corp	200,230	10,669	A$	21.93	Banks
Australia & New Zealand Banking Group Banking Group Limited	178,469	10,449	A$	23.72	Banks
National Australia Bank Ltd	176,421	9,928	A$	25.43	Banks
Rio Tinto Limited	263,532	9,295	A$	87.36	Materials
Woolworths Limited	99,534	8,457	A$	28.10	Food & Staples Retailing
Commonwealth Bank of Australia	239,025	8,334	A$	48.55	Banks
QBE Insurance Group Ltd	136,930	8,234	A$	16.68	Insurance
Newcrest	115,801	8,205	A$	43.05	Materials
CSL Ltd	108,211	7,421	A$	35.18	Pharmaceuticals, Biotechnology & Life Sciences
Wesfarmers Ltd.	102,383	7,219	A$	33.31	Food & Staples Retailing
Ramsay Health Care Ltd.	n/a	7,028	A$	15.79	Heather Care Equipment
Energy Resources of Australia Ltd.	n/a	5,875	A$	12.02	Energy
WorleyParsons Limited	n/a	5,743	A$	25.44	Energy
AGL Energy Limited	n/a	5,350	A$	15.78	Utilities
Macquarie Group Limited	n/a	5,213	A$	36.24	Diversified Financials
Bluescope Steel Ltd.	n/a	5,136	A$	1.965	Materials
Santos Ltd.	n/a	5,067	A$	13.41	Energy
AMP Limited	n/a	4,881	A$	5.24	Insurance

Derivatives. As stated above, in addition to operating the exchange for equities, the ASX also operates trading and settlement for derivatives. These comprise equity derivatives, contracts for difference ("CFDs"), futures and options on futures.

AUSTRALIAN DEBT SECURITIES

Primary Market. Australian semi-government bonds (debt issued by Australian States) and corporate notes and debentures are issued through tender, private placements or by direct solicitation to the public through prospectuses registered with ASIC and are not generally listed on the ASX. Australian corporations and Government entities also issue Australian dollar-denominated bonds and notes in the Euromarket.

Secondary Market. As with the U.S. secondary market, most trading in Australian debt securities takes place off the ASX. Trading in Eurobonds also takes place off the European stock exchanges. Certain major commercial banks, stockbrokers and other financial institutions have been designated by the RBA as reporting bond dealers through which the RBA usually conducts transactions in Commonwealth Government securities with maturities of more than one year. In addition, commercial banks and investment banking institutions operate an unofficial secondary market in the debt securities of corporations and Government entities.

Short-Term Debt Instruments. Short-term marketable debt instruments are usually issued with a maturity period of 90 to 180 days. These instruments include notes and bills from Government entities, bank and commercial bills, promissory notes, and certificates of deposit. Short-term non-marketable debt instruments include deposits with banks or merchant banks on a fixed-term basis, varying from 24 hours to 365 days. These securities are traded by commercial banks and investment banking institutions on an unofficial secondary market.

The Australian debt securities market is summarized in the table below as of October 31, 2010:

	$US Nominal Value Billions	$US Market Value Billions
Commonwealth Government	136.4	141.2
Semi-government	148.0	153.4
Corporate	184.6	187.7
Total	469.0	482.3
	Exchange rate US$l = A$1.0167	Exchange rate US$l = A$1.0167

Source: UBS Investment Bank

$130,000,000

Shares of Common Stock

ABERDEEN AUSTRALIA EQUITY FUND, INC.

PROSPECTUS

December 8, 2010

2,000,000 Shares

ABERDEEN AUSTRALIA EQUITY FUND, INC.

Common Stock
$              per Share

PROSPECTUS SUPPLEMENT

Citi

Morgan Stanley

December  , 2010